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                      Securities and Exchange Commission
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                August 3, 2000



                                 INSYNQ, INC.
                         (Exact name of registrant as
                           specified in its charter)

Delaware                          0-22814                        74-2964608
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                    Identification
incorporation)                                                        Number)


                              1101 Broadway Plaza
                           Tacoma, Washington 98402
             (Address of principal executive offices and zip code)


                                (253) 284-2000
                        (Registrant's telephone number,
                             including area code)


                             XCEL MANAGEMENT, INC.
         (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On August 3, 2000, Xcel Management, Inc., a Utah corporation (the "Xcel"), completed a reincorporation merger with its wholly-owned subsidiary, InsynQ, Inc. ("InsynQ"), a Delaware corporation, pursuant to a Plan of Merger (the "Merger Agreement") dated June 30, 2000. Pursuant to the Merger Agreement, each shareholder of Xcel received two (2) shares of InsynQ common stock for each share of Xcel stock held on the date of the merger.

     The foregoing discussion is only a summary and is qualified in its entirety by reference to the attached Plan of Merger filed as an exhibit hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

A. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

In accordance with Rule 3-05 of Regulation S-X, no financial statements are required to be filed for the reincorporation, either individually or in the aggregate.

B. PRO FORMA FINANCIAL INFORMATION.

In accordance with Rule 11-01 of Regulation S-X, no pro forma financial information is required to be filed for the reincorporation merger.

C. EXHIBITS

Exhibit 1 Plan of Merger, dated June 30, 2000, by and among Xcel Management, Inc. and InsynQ, Inc. *

Exhibit 2   Certificate of Incorporation of Insynq, Inc.*

Exhibit 3   Bylaws of Insynq, Inc.

Exhibit 4   Press Release dated August 3, 2000.

______________

*    Previously filed with the Definitive Amended Information Statement on
     Schedule 14C of Xcel filed on July 13, 2000


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INSYNQ, INC.


Dated: August 17, 2000              By: /s/ JOHN P. GORST
                                        -----------------
                                    John P. Gorst, Chief Executive Officer